Financial Risk Management	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Risk Management
Financial risk management
We are exposed to certain financial risks such as market risk (including foreign currency risk and interest rate risk), credit risk, liquidity risk and capital risk. Our overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potentially adverse effects on our financial performance. We use derivative financial instruments to hedge certain risk exposures. None of our transactions are entered into for trading or speculative purposes. We believe that market information is the most reliable and transparent measure for our derivative financial instruments that are measured at fair value. To mitigate the risk that any of our counterparties in hedging transactions are unable to meet their obligations, we only enter into transactions with a limited number of major financial institutions that have investment grade credit ratings. Also, we closely monitor the creditworthiness of our counterparties. Concentration risk is mitigated by limiting the exposure to each of the individual counterparties. Our risk management program focuses appropriately on the current environment of uncertainty in the financial markets.
Foreign currency risk management
We are exposed to currency risks. Our Financial Statements are expressed in euros. Accordingly, our results of operations are exposed to fluctuations in exchange rates between the euro and such other currencies, and changes in currency exchange rates can result in losses in our Financial Statements. We are particularly exposed to fluctuations in the exchange rates between the US dollar and the euro, and to a lesser extent to the Japanese yen and the Taiwanese dollar in relation to the euro. We incur costs of sales predominantly in euros with portions also denominated in US and Taiwanese dollars, particularly following our acquisitions of Cymer in 2013 and HMI in 2016. A small portion of our operating results are driven by movements in currencies other than the euro, yen, US dollar or Taiwanese dollar.
It is our policy to hedge material transaction exposures, such as forecasted sales and purchase transactions, and material net remeasurement exposures, such as accounts receivable and payable. We hedge these exposures through the use of foreign exchange contracts.
As of December 31, 2018, accumulated OCI includes EUR 10.9 million representing the total anticipated gain to be released to cost of sales (2017: loss EUR 12.5 million and 2016: gain EUR 10.4 million) (net of taxes: 2018: gain EUR 9.7 million; 2017: loss EUR 11.2 million; 2016: gain EUR 9.3 million), which will offset the euro equivalent of foreign currency denominated forecasted purchase transactions. All amounts are expected to be released over the next 12 months. As of December 31, 2018, accumulated OCI includes EUR (1.4) million (2017: no amount; 2016: EUR 0.2 million), representing the total anticipated gain to be released to sales. The effectiveness of all contracts for which we apply hedge accounting is monitored on a quarterly basis throughout the life of the hedges. During 2018, 2017 and 2016, no ineffective hedge relationships were recognized.
As of December 31, 2018, EUR 11.9 million loss (2017: EUR 13.9 million gain) representing the effective portion of hedges on net investments was recognized in accumulated OCI.
Interest rate risk management
We have interest-bearing assets and liabilities that expose us to fluctuations in market interest rates. We use interest rate swaps to align the interest-typical terms of interest-bearing liabilities with the interest-typical terms of interest-bearing assets. There may be residual interest rate risk to the extent the asset and liability positions do not fully offset.
As part of our hedging policy, we use interest rate swaps to hedge changes in fair value of our Eurobonds due to changes in market interest rates, thereby offsetting the variability of future interest receipts on part of our cash and cash equivalents. During 2018, these hedges were highly effective in hedging the fair value exposure to interest rate movements. The changes in fair value of the Eurobonds were included in the Consolidated Statements of Operations in the same period as the changes in the fair value of the interest rate swaps.
Furthermore, as part of our hedging policy, we use interest rate swaps to hedge the variability of future interest cash flows relating to certain of our operating lease obligations. In June 2018, these interest rate swaps matured together with the related operating lease obligation. Over the lifetime of the hedge relationship the hedge was highly effective in hedging the cash flow exposure to interest rate movements.
Financial instruments
We use foreign exchange contracts to manage our foreign currency risk and interest rate swaps to manage our interest rate risk. The following table summarizes the notional amounts and estimated fair values of our derivative financial instruments:

As of December 31	2017		2018
(in millions)	Notional amount EUR	Fair Value EUR	Notional amount EUR	Fair Value EUR

Forward foreign exchange contracts	1,146.2	18.1	134.1	(2.0)
Interest rate swaps	3,024.9	30.3	3,000.0	56.5

The following table summarizes our derivative financial instruments per category:

As of December 31	2017		2018
(in millions)	Assets EUR	Liabilities EUR	Assets EUR	Liabilities EUR

Interest rate swaps — cash flow hedges	—	0.6	—	—
Interest rate swaps — fair value hedges	93.6	62.7	88.5	32.0
Forward foreign exchange contracts — cash flow hedges	0.7	2.6	6.5	0.9
Forward foreign exchange contracts — net investment hedge	1.2	1.2	—	2.6
Forward foreign exchange contracts — no hedge accounting	20.2	0.2	6.9	11.9
Total	115.7	67.3	101.9	47.4

Less non-current portion:
Interest rate swaps — fair value hedges	65.2	62.7	59.7	32.0
Total non-current portion	65.2	62.7	59.7	32.0

Total current portion	50.5	4.6	42.2	15.4

The fair value part of a hedging derivative financial instrument that has a remaining term of 12 months or less after balance sheet date is classified as current asset or liability. When the fair value part of a hedging derivative has a term of more than 12 months after balance sheet date, it is classified as non-current asset or liability. The current portion of derivative financial instruments is included in other current assets and current accrued and other liabilities in the Consolidated Balance Sheets. The non-current portion of derivative financial instruments is included in other non-current assets and non-current accrued and other liabilities in the Consolidated Balance Sheets.
For further information regarding our derivative financial instruments, see Note 3 Fair value measurement.
Foreign exchange contracts
The notional principal amounts of the outstanding forward foreign exchange contracts in the main currencies US dollar, Japanese yen and Taiwanese dollar at December 31, 2018 are USD 348.6 million, JPY 6.0 billion and TWD 8.8 billion (2017: USD 796.3 million, JPY 7.4 billion and TWD 16.6 billion).
The hedged highly probable forecasted transactions denominated in foreign currency are expected to occur at various dates during the coming 12 months. Gains and losses recognized in OCI on forward foreign exchange contracts included in a hedge relationship will be recognized in the Consolidated Statements of Operations in the period during which the hedged forecasted transactions affect the Consolidated Statements of Operations.
In 2018, we recognized a net amount of EUR 11.8 million loss (2017: EUR 3.1 million gain; 2016: EUR 2.4 million loss) in the Consolidated Statements of Operations resulting from effective cash flow hedges for forecasted sales and purchase transactions that occurred in the year. Furthermore, we recognized a net amount of EUR 24.2 million gain in the Consolidated Statements of Operations resulting from derivative financial instruments measured at fair value through profit or loss (2017: EUR 126.4 million gain; 2016: EUR 81.2 million loss), which is almost fully offset by the revaluation of the hedged monetary items.
Interest rate swaps
The notional principal amount of the outstanding interest rate swap contracts as of December 31, 2018 was EUR 3.0 billion (2017: EUR 3.0 billion).
Sensitivity analysis financial instruments
Foreign currency sensitivity
We are mainly exposed to fluctuations in exchange rates between the euro and the US dollar, the euro and Taiwanese dollar and the euro and the Japanese yen. The following table details our sensitivity to a 10.0 percent strengthening of foreign currencies against the euro. The sensitivity analysis includes foreign currency denominated monetary items outstanding and adjusts their translation at the period end for a 10.0 percent strengthening in foreign currency rates. A positive amount indicates an increase in net income or equity, as shown.

	2017		2018
(in millions)	Impact on net income EUR	Impact on equity EUR	Impact on net income EUR	Impact on equity EUR

US dollar	(6.5)	15.6	(8.7)	28.2
Japanese yen	(1.8)	0.9	(1.7)	(4.0)
Taiwanese dollar	(5.3)	(22.3)	(6.5)	(12.7)
Other currencies	(3.4)	—	(5.9)	—
Total	(17.0)	(5.8)	(22.8)	11.5

It is our policy to limit the effects of currency exchange rate fluctuations on our Consolidated Statements of Operations. The decreased effect on net income in 2018 compared with 2017 reflects our lower net exposure to currencies other than the euro at year-end 2018. The negative effect on net income as presented in the table above for 2018 is mainly attributable to timing differences between the arising and hedging of exposures.
The effects of the fair value movements of cash flow hedges, entered into for US dollar and Japanese yen transactions are recognized in equity. The US dollar and Japanese yen effect on equity in 2018 compared with 2017 is the result of an increase in outstanding purchase hedges and decrease in outstanding sales hedges.
The effects of the fair value movements of net investment hedges, entered into for Taiwanese dollar transactions are recognized in equity. This effect is offset by the translation adjustment on the net investment also recorded in equity. This offset is not included in the table above.
For a 10.0 percent weakening of the foreign currencies against the euro, there would be approximately an equal but opposite effect on net income and equity.
Interest rate sensitivity
The sensitivity analysis below has been determined based on the exposure to interest rates for both derivative financial and non-derivative financial instruments at the balance sheet date with the stipulated change taking place at the beginning of the financial year and held constant throughout the reporting period. The table below shows the effect of a 1.0 percentage point increase in interest rates on our net income and equity. A positive amount indicates an increase in net income and equity.

	2017		2018
(in millions)	Impact on net income EUR	Impact on equity EUR	Impact on net income EUR	Impact on equity EUR

Effect of a 1.0 percent point increase in interest rates	2.6	0.1	10.3	—

The positive effect on net income mainly relates to our cash and cash equivalents and short-term investments. The positive effect on equity, is mainly attributable to the fair value movements of the interest rate swaps designated as cash flow hedges.
For a 1.0 percentage point decrease in interest rates there would be approximately an equal but opposite effect on net income and equity.
Credit risk management
Financial instruments that potentially subject us to significant concentration of credit risk consist principally of cash and cash equivalents, short-term investments, derivative financial instruments used for hedging activities, accounts receivable and finance receivables.
Cash and cash equivalents, short-term investments and derivative financial instruments contain an element of risk of the counterparties being unable to meet their obligations. Our risk management program focuses appropriately on the current environment of uncertainty in the financial markets. We invest our cash and cash equivalents and short-term investments in short-term deposits with financial institutions that have investment grade credit ratings and in money market and other investment funds that invest in high-rated short-term debt securities. To mitigate the risk that our counterparties in hedging transactions are unable to meet their obligations, we enter into transactions with a limited number of major financial institutions that have investment grade credit ratings and closely monitor their creditworthiness. Concentration risk is mitigated by limiting the exposure to each of the individual counterparties.
Our customers consist of IC manufacturers located throughout the world. We perform ongoing credit evaluations of our customers’ financial condition. We mitigate credit risk through additional measures, including the use of down payments, letters of credit, and contractual ownership retention provisions. Retention of ownership enables us to recover the systems in the event a customer defaults on payment.
Capital risk management
We manage our capital availability risk by maintaining a conservative financial policy that focuses on liquidity and financial stability throughout industry cycles. This is pursued by maintaining a capital structure that supports a solid investment grade credit rating.